Supplementary Information on Oil and Gas Exploration and Production Activities (Unaudited)	12 Months Ended
Dec. 31, 2023
Disclosure - supplementary information on oil and gas exploration and production activities [Abstract]
Supplementary Information On Oil and Gas Exploration And Production Activities (Unaudited)	SUPPLEMENTARY INFORMATION ON OIL AND GAS EXPLORATION AND PRODUCTION ACTIVITIES (UNAUDITED)
Under the Mexican Constitution, all crude oil and other hydrocarbon reserves located in the subsoil of Mexico are owned by the Mexican nation and not by PEMEX. In August 2014, through the Round Zero process, the Mexican Government granted PEMEX the right to extract, but not own, certain petroleum and other hydrocarbon reserves in Mexico through assignment deeds.
This note provides supplementary information on the oil and gas exploration, development and production activities of Pemex Exploration and Production in compliance with the U.S. Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 932 10-5 “Extractive Activities—Oil and Gas” (“ASC Topic 932”) and Accounting Standards Update 2010-03 (see Note 3-G).
As of the date of these consolidated financial statements, all exploration and production activities of Pemex Exploration and Production are conducted in Mexico. The supplemental data presented herein reflect information for all of Pemex Exploration and Production’s oil and gas producing activities.
A.    Capitalized costs for oil and gas producing activities (unaudited):

	2023		2022	2021
Proved Properties	Ps.	2,992,418,072	2,866,888,317	2,755,452,487
Construction in progress	87,417,444		78,758,180	65,874,785
Accumulated depreciation and amortization	(2,246,990,816)		(2,150,051,501)	(1,970,206,627)
Net capitalized costs	Ps.	832,844,700	795,594,996	851,120,645
B.    Costs incurred for oil and gas property exploration and development activities (unaudited):

	2023		2022
Exploration	Ps.	67,956,743	52,128,899
Development	171,348,160		134,415,959
Total costs incurred	Ps.	239,304,903	186,544,858
PEMEX does not have property acquisition costs because the oil reserves it exploits are owned by the Mexican nation.
Exploration costs include costs of geological and geophysical studies of fields in the amount of Ps. 16,589,953 and Ps. 12,169,758, for 2023 and 2022, respectively. These costs are accounted for as geological and geophysical exploration expenses, in accordance with the successful efforts method of accounting.
Development costs include those costs incurred in obtaining access to proved reserves and providing facilities for extracting, treating, gathering and storing oil and gas.
C.    Results of operations for oil and gas producing activities (unaudited):

	2023		2022	2021
Revenues from sale of oil and gas	Ps.	931,509,764	1,347,063,715	944,008,383
Hydrocarbon duties	338,881,974		404,918,526	306,827,282
Production costs (excluding taxes)	347,603,900		421,514,923	310,389,017
Other costs and expenses	56,536,914		94,115,614	35,671,317
Exploration expenses	16,589,853		38,752,353	37,006,392
Depreciation, depletion, amortization and accretion	116,710,477		173,178,527	62,569,917
	876,323,118		1,132,479,943	752,463,925
Results of operations for oil and gas producing activities	Ps.	55,186,646	214,583,772	191,544,458
D.    Sales prices (unaudited)
The following table summarizes average sales prices in U.S. dollars for each of the years ended December 31 (excluding production taxes):

Description	2023	2022	2021
	U.S.$	U.S.$	U.S.$
Weighted average sales price per barrel of oil equivalent (boe) (1)	54.76	69.31	52.22
Crude oil, per barrel	65.89	89.84	66.06
Natural gas, per thousand cubic feet	3.87	7.17	5.16
(1)To convert dry gas to barrels of oil equivalent, a factor of 5.201 thousand cubic feet of dry gas per barrel of oil equivalent is used.
E.    Crude oil and natural gas reserves (unaudited)
Under the Mexican Constitution, all oil and other hydrocarbon reserves located in the subsoil of Mexico are owned by the Mexican nation and not by PEMEX. Under the Petróleos Mexicanos Law, Pemex Exploration and Production has the right to extract, but not own, these reserves, and to sell the resulting production. The exploration and development activities of Petróleos Mexicanos and the Subsidiary Entities are limited to reserves located in Mexico.
Proved oil and natural gas reserves are those estimated quantities of crude oil, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be economically producible from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulations.
Proved reserves estimates as of December 31, 2023 were prepared by the Exploration and Production segment and were reviewed by the Independent Engineering Firms (as defined below), which audit its estimates of hydrocarbon reserves. According to the Lineamientos que Regulan los Procedimientos de Cuantificación y Certificación de Reservas de la Nación (Guidelines for Regulating the Nation’s Reserves Quantification and Certification Procedures), CNH should review and approve of Hydrocarbons Reserves reports of Mexico’s operators in the month of April. As of the date of these consolidated financial statements, the proved reserves estimates as of December 31, 2023 have not been approved by the CNH.
Pemex Exploration and Production estimates proved reserves based on generally accepted petroleum engineering and evaluation methods and procedures, which are based primarily on applicable SEC regulations and, as necessary, the SPE’s publication entitled Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information, dated June
25, 2019 and other SPE publications, including the SPE’s publication entitled Petroleum Resources Management System, as well as other technical sources, including Estimation and Classification of Reserves of Crude Oil, Natural Gas, and Condensate, by Chapman Cronquist, and Determination of Oil and Gas Reserves, Petroleum Society Monograph Number 1, published by the Canadian Institute of Mining and Metallurgy & Petroleum. The choice of method or combination of methods employed in the analysis of each reservoir is determined by:
•Experience in the area
•Stage of development
•Quality and completeness of basic data
•Production and pressure histories
Reserves data set forth herein represents only estimates. Reserves valuation is a subjective process of estimating underground accumulations of crude oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserves estimate depends on the quality of available data, engineering and geological interpretation and professional judgment. As a result, estimates of different engineers may vary. In addition, the results of drilling, testing and producing subsequent to the date of an estimate may lead to the revision of an estimate.
During 2023, PEMEX did not record any material increase in PEMEX’s hydrocarbons reserves as a result of the use of new technologies.
In order to ensure the reliability of PEMEX’s reserves estimation efforts, it has undertaken the internal certification of its estimates of reserves since 1996. PEMEX has established certain internal controls in connection with the preparation of its proved reserves estimates. Initially, teams of geoscientists from Pemex Exploration and Production’s exploration and exploitation business units (with each of these units covering several projects) prepare the reserves estimates, using different estimation processes for valuations relating to new discoveries and developed fields, respectively. Subsequently, the regional reserves offices collect these reserves estimates from the units and request that the Gerencia de Certificación de Reservas de Hidrocarburos, (Office of Hydrocarbon Reserves Certification), the central hydrocarbon reserves management body of Pemex Exploration and Production, review and certify such valuations and the recording of the related reserves. This internal certification process is undertaken in accordance with internal guidelines for estimating and classifying hydrocarbon reserves, which are based on the SEC’s rules and definitions.
The Office of Hydrocarbon Reserves Certification, which additionally oversees and conducts an internal audit of the above process, consists entirely of professionals with geological, geophysical, petrophysical and reservoir engineering backgrounds. The engineers who participate in PEMEX’s reserves estimation process are experienced in the following areas: reservoir numerical simulation; well drilling and completion; pressure, volume and temperature (PVT) analysis; analytical tools used in forecasting the performance of the various elements comprising the production system; and design strategies in petroleum field development. Furthermore, all of PEMEX’s personnel have been certified by the Secretaría de Educación Pública (Ministry of Public Education), most have earned master’s degrees in areas of study such as petroleum engineering, geology and geophysical engineering and they possess an average of over fifteen years of professional experience.
In addition to this internal review process, Pemex Exploration and Production’s final reserves estimates are audited by independent engineering firms. Four independent engineering firms audited Pemex Exploration and Production’s estimates of proved reserves as of December 31, 2023 or January 1, 2024: DeGolyer and MacNaughton (“DeGolyer”), Ryder Scott Company L.P (“Ryder Scott”), GLJ LTD. (“GLJ”) and Sproule International Limited and Sproule México, S.A. de C.V. (which we refer to as “Sproule”), together, the “Independent Engineering Firms.” The reserves estimate reviewed by the Independent Engineering Firms totaled 88.9% of PEMEX’s estimated proved reserves. The remaining 11.1% of PEMEX’s estimated proved reserves consisted of reserves located, among others, in some fields related to exploration and production contracts, in which a corresponding third party is responsible for assessing the volume of reserves.
DeGolyer audited the reserves in the Cantarell, Ku Maloob Zaap, Bellota Jujo and Samaria Luna business units, GLJ audited the reserves in the Poza Rica Altamira, Abkatún Pol Chuc and Litoral de Tabasco business units, Sproule audited the reserves in the Cinco Presidentes and Macuspana Muspac business units and Ryder Scott audited the reserves in the Reynosa, Veracruz business units and the reserves of fields recently added to PEMEX’s inventory reserves. The audits conducted by the Independent Engineering Firms consisted primarily of: (1) analysis of historical static and dynamic reservoir data provided by Pemex Exploration and Production; (2) construction or updating of the Independent Engineering Firms’ own static and dynamic reservoir characterization models of some of the fields; (3) economic analysis of the fields; and (4) review of Pemex Exploration and Production’s production forecasts and reserves estimates.
Since reserves estimates are, by definition, only estimates, they cannot be reviewed for the purpose of verifying exactness. Instead, the Independent Engineering Firms conducted a detailed review of Pemex Exploration and Production’s reserves estimates so that they could express an opinion as to whether, in the aggregate, the reserves estimates that Pemex Exploration and Production furnished were reasonable and had been estimated and presented in conformity with generally accepted petroleum engineering and evaluation methods and procedures.
All questions, including any suggested modifications to proved reserves estimates, that arose during the Independent Engineering Firms’ review process were resolved by Pemex Exploration and Production to the satisfaction of the Independent Engineering Firms. The Independent Engineering Firms have concluded that PEMEX’s estimated total proved oil and natural gas reserve volumes set forth in this report are, in the aggregate, reasonable and have been prepared in accordance with Rule 4-10(a) are consistent with international reserves reporting practice and are in accordance with the revised oil and gas reserves disclosure provisions of ASC Topic 932.
PEMEX´s total proved developed and undeveloped reserves of crude oil, condensates and liquefiable hydrocarbons recoverable from field processing plants decreased by 3.2% in 2023, from 6,089.6 million barrels on December 31, 2022 to 5,894.0 million barrels at December 31, 2023. PEMEX’s proved developed reserves of crude oil, condensates and liquefiable hydrocarbons recoverable from processing plants decreased by 5.4% in 2023, from 3,698.3 million barrels on December 31, 2022 to 3,500.3 million barrels at December 31, 2023. The amount of PEMEX’s proved reserves of crude oil, condensate and liquefiable hydrocarbon reserves added in 2023 was slightly lower to reach the level of production in 2023, which amounted to 744.2 million barrels of crude oil, condensates and liquefiable hydrocarbons.
PEMEX’s total proved developed and undeveloped dry gas reserves increased by 16.5% in 2023, from 7,079.6 billion cubic feet as of December 31, 2022 to 8,250.3 billion cubic feet as of December 31, 2023. PEMEX’s proved developed dry gas reserves decreased by 1.2% in 2023, from 4,368.5 billion cubic feet as of December 31, 2022 to 4,314.0 billion cubic feet as of December 31, 2023. These decreases were principally due to a diminution in proved developed dry gas reserves of the Ku and Teca fields. The amount of proved developed and undeveloped dry gas reserves added in 2023 was not enough to offset the level of production in 2023, which amounted to 917.2 billion cubic feet of dry gas. PEMEX’s proved undeveloped dry gas reserves increased by 45.2% in 2023, from 2,711.1 billion cubic feet as of December 31, 2022 to 3,936.3 billion cubic feet as of December 31, 2023. This increase was principally due to a rise in proved undeveloped dry gas reserves of the Ixachi and Akal fields.

During 2023, PEMEX’s exploratory activity in the shallow waters of the Gulf of Mexico and onshore regions resulted in the discovery of five new crude oil fields (Etkal-NE, Platao, Macuil-SE, Obba and Yawa) . Together, these extensions and discoveries led to the incorporation of 18.3 million barrels of oil equivalent of proved reserves.
The following three tables of crude oil and dry gas reserves set forth PEMEX’s estimates of its proved reserves determined in accordance with Rule 4-10(a).
Summary of oil and gas (1) proved reserves as of December 31, 2023 based on average fiscal year prices

	Crude oil and Condensates (2)	Dry Gas (3)
	(in millions of barrels)	(in billions of cubic feet)
Proved developed and undeveloped reserves:
Proved developed reserves	3,500.3	4,314.0
Proved undeveloped reserves	2,393.7	3,936.3
Total proved reserves	5,894.0	8,250.3
Note: Numbers may not total due to rounding.
(1)PEMEX does not currently produce synthetic oil or synthetic gas, or other natural resources from which synthetic oil or synthetic gas can be produced.
(2)Crude oil and condensate reserves include the fraction of liquefiable hydrocarbons recoverable in natural gas processing plants located at fields.
(3)Reserve volumes reported in this table are volumes of dry gas, although natural gas production reported in other tables refers to sour wet gas.
There is a shrinkage in volume when natural gas liquids and impurities are extracted to obtain dry gas. Therefore, reported natural gas volumes are greater than dry gas volumes.
Source: Pemex Exploration and Production.
Crude oil and condensate reserves
(including natural gas liquids) (1)

	2023	2022	2021
Proved developed and undeveloped reserves:
At December 31	6,089	6,073	6,041
Revisions (2)	529	647	565
Extensions and discoveries	16	78	115
Production	(744)	(710)	(697)
Farm outs & transfer to exploration and production contracts (CEE) & transfer of fields due to NHC bidding process	4	1	49
At December 31	5,894	6,089	6,073
Proved developed reserves at December 31	3,500	3,698	3,649
Proved undeveloped reserves at December 31	2,394	2,391	2,424
Note: Numbers may not total due to rounding.
(1)Crude oil and condensate reserves include the fraction of liquefiable hydrocarbons recoverable in natural gas processing plants located at fields.
(2)Revisions include positive and negative changes due to new data from well drilling, revisions made when actual reservoir performance differs from expected performance and changes in hydrocarbon prices.
Source: Pemex Exploration and Production.
Dry Gas Reserves

	2023	2022	2021
	(in billions of cubic feet)
Proved developed and undeveloped reserves:
At December 31	7,080	7,040	6,984
Revisions (1)	2,069	847	195
Extensions and discoveries	12	43	590
Production (2)	(917)	(854)	(751)
Farm outs & transfer to exploration and production contracts (CEE) & transfer of fields due to NHC bidding process	7	4	21
At December 31	8,251	7,080	7,040
Proved developed reserves at December 31	4,314	4,368	3,934
Proved undeveloped reserves at December 31	3,936	2,711	3,106
Note: Numbers may not total due to rounding.
(1)Revisions include positive and negative changes due to new data from well drilling, revisions made when actual reservoir performance differs from expected performance and changes in hydrocarbon prices.
(2)Production refers here to dry gas, although natural gas production reported in other tables refers to sour wet gas. There is a shrinkage in volume when natural gas liquids and impurities are extracted to obtain dry gas. Therefore, reported natural gas volumes are greater than dry gas volumes.
Source: Pemex Exploration and Production.
Pemex Exploration and Production’s reserve-replacement ratio, or RRR, for a given period is calculated by dividing the sum of proved reserves additions due to discoveries, developments, delineations and revisions by that period’s total production. During 2023, PEMEX obtained an increase of 950.1 million barrels of oil equivalent of proved reserves as aggregated from discoveries, revisions, delimitations and development and production, which represents a RRR of 103.2%. PEMEX’s 2023 RRR improved similarly to that of 2022, when the RRR was 102.8%. PEMEX expect to continue obtaining values of this index of about 100 percent, as in the recent years.
PEMEX’s reserves production ratio, which is presented in terms of years, is calculated by dividing the estimated remaining reserves at the end of the relevant year by the total production of hydrocarbons for that year. As of December 31, 2023, this ratio is eight years, one month for proved reserves.
F.    Standardized measure of discounted future net cash flows related to proved oil and gas reserves (unaudited)
The standardized measure tables presented below relate to proved oil and gas reserves excluding proved reserves scheduled to be produced after the year 2049. This measure is presented in accordance with ASC Topic 932.
Estimated future cash inflows from production are computed by applying average prices of oil and gas on the first day of each month of 2023. Future development and production costs are those estimated future expenditures needed to develop and produce the year-end estimated proved reserves after a net cash flows discount factor of 10%, assuming constant year-end economic conditions.
Future tax expenses are computed by applying the appropriate year-end statutory tax rates with consideration of the tax rates of the new fiscal regime for Pemex Exploration and Production already legislated for 2023 to the future pre-tax net cash flows related to PEMEX’s proved oil and gas reserves.
The estimated future payment of taxes was calculated based on the current Hydrocarbons Revenue Law.
The standardized measure provided below represents a comparative benchmark value rather than an estimate of expected future cash flows or fair market value of PEMEX’s production rights. There are numerous uncertainties inherent in estimating quantities of proved reserves and in projecting future rates of production and timing of development expenditures, including many factors beyond the control of the producer. Accordingly, reserve estimates may be materially different from the quantities of crude oil and natural gas that are ultimately recovered.
Standardized measure of discounted future net cash flows as of December 31

	2023	2022	2021
	(in millions of U.S. dollars)
Future cash inflows	362,836	512,547	371,331
Future production costs (excluding profit taxes)	(157,758)	(174,115)	(146,062)
Future development costs	(26,082)	(26,013)	(24,184)
Future cash flows before tax	178,996	312,419	201,085
Future production and excess gains taxes	(135,723)	(205,035)	(146,416)
Future net cash flows	43,273	107,384	54,669
Effect of discounting net cash flows by 10%	(15,421)	(44,461)	(18,443)
Standardized measure of discounted future net cash flows	27,852	62,923	36,226
Note: Table amounts may not total due to rounding.
To comply with ASC Topic 932, the following table presents the aggregate standardized measure changes for each of the last three years and significant sources of variance:
Changes in standardized measure of discounted future net cash flows

	2023	2022	2021
	(in millions of U.S. dollars)
Sales of oil and gas produced, net of production costs	(41,751)	(54,470)	(34,600)
Net changes in prices and production costs	(96,667)	77,278	84,233
Extensions and discoveries	540	3,078	1,583
Development cost incurred during the year	8,657	5,738	4,755
Changes in estimated development costs	(6,012)	(5,523)	(5,675)
Reserves revisions and timing changes	16,737	15,773	26,205
Accretion of discount of pre-tax net cash flows	18,679	9,749	2,220
Net changes in production and excess gains taxes	64,747	(24,927)	(41,814)
Aggregate change in standardized measure of discounted future net cash flows	(35,070)	26,696	36,907
Standardized measure:
As of January 1	62,922	36,226	(681)
As of December 31	27,852	62,922	36,226
Change	(35,070)	26,696	36,907
Note: Table amounts may not total due to rounding.
In computing the amounts under each factor of change, the effects of variances in prices and costs are computed before the effects of changes in quantities. Consequently, changes in reserves are calculated at December 31 prices and costs.
The change in computed taxes includes taxes effectively incurred during the year and the change in future tax expense.